                                                                                                        EXHIBIT 99.3

                                                 Unaudited Pro Forma Balance Sheet
                                                        As of June 30, 1998
                                          (a)                     (b)
                                       Historical     Nova Financial Corporation      Pro Forma         Pro Forma
            Assets                    Consolidated     Data Processing Business      Eliminations      Consolidated
            ------                    ------------    --------------------------     ------------      ------------
Cash and cash equivalents              $ 6,943,316            $      477               (880,000)(c)    $ 6,063,793
Accounts receivable, net of
  allowance for uncollectible
  accounts                               2,592,122               142,677                     --          2,734,799
Inventory, prepaid expenses
  and other                                493,825                17,890                     --            511,715
Property and equipment, net              4,509,054               373,493               (220,000)(h)      4,662,547
Deferred tax assets                        663,875                    --                     --            663,875
Notes receivable                            39,988                    --                     --             39,988
Intangible assets, net                   2,115,471               895,564               (895,564)(e)      2,865,413
                                                                                        749,942 (d)
Other noncurrent assets                         --                76,379                (75,779)(h)            600
                                       -----------            ----------            -----------        -----------
    Total assets                       $17,357,651            $1,506,480            $(1,321,401)       $17,542,730
                                       ===========            ==========            ===========        ===========

Liabilities and Shareholders' Equity
------------------------------------
Current maturities of notes payable    $    90,835            $  631,082               (631,082)(g)    $    90,835
Accounts payable and accrued
  liabilities                            2,031,794             1,106,595               (921,516)(g)      2,216,873
Accrued income taxes                       400,394                    --                     --            400,394
Deferred revenue                         1,440,118                    --                     --          1,440,118
Notes payable, less current portion        260,007                    --                     --            260,007
Deferred compensation                           --                    --                     --                 --
Minority interest                           50,220                                                          50,220
Preferred stock                                 --                    --                     --                 --
Common stock                            15,780,033                    --                     --         15,780,033
Accumulated deficit                     (2,695,750)             (231,197)               231,197 (f)     (2,695,750)
                                       -----------            ----------            -----------        -----------
    Total liabilities and
      shareholders' deficit            $17,357,651            $1,506,480            $(1,321,401)       $17,542,730
                                       ===========            ==========            ===========        ===========


(a) Represents the historical unaudited consolidated balance sheet of the Company as of June 30, 1998 contained in the Company's Quarterly Report on Form 10-Q for the Quarter ended June 30, 1998.

(b) Represents the historical unaudited balance sheet of Nova Financial Corporation Data Processing Business ("Nova") as of June 30, 1998 included herein.

(c) Represents cash paid at closing by the Company for certain assets of Nova.

(d) Represents the excess of the purchase price paid by the Company over the net fair market value of assets acquired and liabilities assumed.

(e) Represents the elimination of historical goodwill.

(f) Represents the elimination of historical accumulated deficit.

(g) Represents the elimination of certain liabilities not assumed.

(h) Represents the write off of assets to be disposed of by The
    Intercept Group, Inc.


                                            Unaudited Pro Forma Statement of Operations
                                               For the Year Ended December 31, 1997
                                          (a)                     (b)
                                       Historical     Nova Financial Corporation      Pro Forma         Pro Forma
                                      Consolidated     Data Processing Division      Eliminations      Consolidated
                                      ------------    --------------------------     ------------      ------------
Revenues                               $23,260,082            $1,596,942                     --        $24,857,024
Cost of services                        10,222,651             1,008,468                     --         11,231,119
Selling, general and administrative
  expense                               10,105,317               724,368                     --         10,829,658
Depreciation and amortization            1,323,771               113,832                (22,000)(e)      1,415,603
Loss on impairment of intangibles          727,500                    --                     --            727,500
Writeoff of purchased research and
  development cost                              --                    --                     --                 --
                                       -----------            ----------                -------        -----------
     Total operating expense            22,379,239             1,846,668                (22,000)        24,203,907
                                       -----------            ----------                -------        -----------
Operating income                           880,843              (249,726)                22,000            653,117
Interest expense                          (770,175)             (118,908)               118,908 (c)       (770,175)
Interest and other income, net             121,535                    --                (50,600)(d)         70,935
                                       -----------            ----------                -------        -----------
Income before provision for income
  taxes and minority interest              232,203              (368,634)                90,308            (46,123)
Provision for income taxes                 666,125                    --                     --            666,125
Minority interest                           38,564                    --                     --             38,564
                                       -----------            ----------                -------        -----------
Net loss before preferred dividends       (395,358)             (368,634)                90,308           (673,684)
Preferred dividends                        (32,000)                   --                     --            (32,000)
                                       -----------            ----------                -------        -----------
Net loss attributable to common
  shareholders                         $  (427,358)           $ (368,634)                90,308           (705,684)
                                       ===========            ==========                =======        ===========
Pro Forma net loss attributable
  to common shareholders               $     (0.06)                                                    $     (0.10)
                                       ===========                                                     ===========
Pro Forma weighted average common
  and common equivalent shares
  outstanding                            6,750,114                                                       6,750,114
                                       ===========                                                     ===========

(a) Represents the historical consolidated statement of operations of the Company for the year ended December 31, 1997 contained in the Company's

(b) Represents the historical statement of operations of Nova Financial Corporation Data Processing Business ("Nova") as of June 30, 1998 included herein.

(c) Reflects the reduction of interest expense related to Nova as the debt was not assumed by the Company.

(d) Reflects the reduction in interest income related to the acquisition of Nova.

(e) Reflects the adjustment of depreciation of fixed assets and amortization of intangibles related to the acquisition of Nova as if it had occurred on January 1, 1997.


                                            Unaudited Pro Forma Statement of Operations
                                               For the Six Months Ended June 30, 1998
                                          (a)                     (b)
                                       Historical     Nova Financial Corporation      Pro Forma         Pro Forma
                                      Consolidated     Data Processing Division      Eliminations      Consolidated
                                      ------------    --------------------------     ------------      ------------
Revenues                               $12,905,860             $ 661,134               $     --        $13,566,994
Cost of services                         5,374,554               567,218                     --          5,941,772
Selling, general and administrative
  expense                                5,106,898               175,674                     --          5,282,572
Depreciation and amortization              598,853                98,088                (22,000)(e)        674,941
Loss on impairment of intangibles               --                    --                     --                 --
Writeoff of purchased research and
  development cost                              --                    --                     --                 --
                                       -----------             ---------               --------        -----------
     Total operating expense            11,080,305               840,980                (22,000)        11,899,285
                                       -----------             ---------               --------        -----------
Operating income                         1,825,555              (179,846)                22,000          1,667,709
Interest expense                          (320,838)              (77,500)                77,500 (c)       (320,838)
Interest and other income, net              29,157                    --                (25,300)(d)          3,857
                                       -----------             ---------               --------        -----------
Income before provision for income
  and minority interest                  1,533,874              (257,346)                74,200          1,350,728
Provision for income taxes                 606,944                    --                     --            606,944
Minority interest                          (50,220)                   --                     --            (50,220)
                                       -----------             ---------               --------        -----------
Net loss before preferred dividends        876,710              (257,346)                74,200            693,564
Preferred dividends                        (16,000)                   --                     --            (16,000)
                                       -----------             ---------               --------        -----------
Net loss attributable to common
  shareholders                         $   860,710             $(257,346)                74,200            677,564
                                       ===========             =========               ========        ===========
Pro Forma net loss attributable
  to common shareholders               $     (0.12)                                                    $      0.10
                                       ===========                                                     ===========
Pro Forma weighted average common
  and common equivalent shares
  outstanding                            7,119,343                                                       7,119,343
                                       ===========                                                     ===========


(a) Represents the historical unaudited consolidated statement of operations of the Company for the six months ended June 30, 1998 contained in the Company's Quarterly Report on Form 10-Q for the Quarter ended June 30, 1998.

(b) Represents the historical unaudited statement of operations of Nova Financial Corporation Data Processing Business ("Nova") as of June 30, 1998 included herein.

(c) Reflects the reduction of interest expense related to Nova as the debt was not assumed by the Company.

(d) Reflects the reduction in interest income related to the acquisition of Nova.

(e) Reflects the adjustment of depreciation of fixed assets and amortization of intangibles related to the acquisition of Nova as if it had occurred on January 1, 1998.